SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
Dole evaluated subsequent events through August 11, 2025, the date that Dole’s unaudited condensed consolidated financial statements were issued.
On July 4, 2025, the U.S. OBBBA was enacted. Management is assessing the tax provisions of the OBBBA and its impacts on the Company. The effective dates of the provisions of the OBBBA are between 2025 and 2027. The impact to Dole’s consolidated statements of operations, financial position and cash flows cannot readily be estimated at this time.
On August 1, 2025, the Company entered into the Transaction with OG Holdco, pursuant to which Dole agreed to sell the Fresh Vegetables division to OG Holdco for an aggregate purchase price of approximately $140.0 million comprising of approximately $90.0 million in cash and $50.0 million in the form of a seller note due approximately five years from the closing date (collectively, the “Purchase Price”), and a $10.0 million potential earn-out payment. The cash portion of the Purchase Price is subject to customary adjustments for net working capital, cash and indebtedness. On August 5, 2025, the Transaction closed and the Company completed the Vegetables exit process.
On August 8, 2025, the Board of Directors of Dole plc declared a cash dividend for the second quarter of 2025 of $0.085 per share, payable on October 6, 2025 to shareholders of record on September 15, 2025. A cash dividend of $0.085 per share was paid on July 7, 2025.